Exhibit 10.28

EXECUTION VERSION

AGREEMENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Agreement and Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of June 29, 2011 (the “Effective Date”) is among Forum Energy Technologies, Inc. (the “Borrower”), the Lenders (as defined below), the Issuing Lenders (as defined below), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

INTRODUCTION

A. The Borrower, the Administrative Agent, the issuing lenders party thereto from time to time (the “Issuing Lenders”) and the lenders party thereto from time to time (the “Lenders”) are parties to that certain Credit Agreement dated as of August 2, 2010 (the “Credit Agreement”).

B. The Borrower has requested that the Lenders agree to (1) increase the aggregate Commitments under the Credit Agreement from $450,000,000 to $750,000,000, with such increase being provided by certain of the Lenders (such $300,000,000 increase being referred to herein as the “Increase Amount”) and (2) amend certain provisions of the Credit Agreement as set forth below.

THEREFORE, the Borrower, the Administrative Agent, the Issuing Lenders, and the Lenders hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2. Increase in Commitments. Each of the Lenders (other than Amegy Bank National Association (the “Non-Increasing Lender”)) hereby agrees and acknowledges that its respective Commitment is hereby increased to the amounts set forth next to its name on Schedule II attached hereto. Each of the Lenders, including the Non-Increasing Lender, hereby acknowledge and agree that, after giving effect to the increases effected hereby, its Commitment on the Effective Date is as set forth on Schedule II attached hereto.

Section 3. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“Amendment No. 1” means that certain Agreement and Amendment No. 1 to Credit Agreement dated as of June 29, 2011 among the parties hereto which amends the Credit Agreement.

“Amendment No. 1 Effective Date” means June 29, 2011.

“Required Liquidity Amount” means (a) from the Effective Date to and including the Amendment No. 1 Effective Date, $40,000,000, (b) from the Amendment No. 1 Effective Date to and including December 31, 2011, $25,000,000, and (c) from and after January 1, 2012, $40,000,000.

(b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined terms “Commitment” and “Fee Letter” and replacing them in their entirety with the following corresponding terms:

“Commitment” means, for each Lender, the obligation of each Lender to advance to Borrower the amount set opposite such Lender’s name on Schedule II as its Commitment, or if such Lender has entered into any Assignment and Acceptance, the amount set forth for such Lender as its Commitment in the Register, as such amount may be reduced pursuant to Section 2.1(b); provided that, after the Maturity Date, the Commitment for each Lender shall be zero; and provided further that, the aggregate Commitment shall not exceed $750,000,000. The aggregate amount of all Commitments on the Amendment No. 1 Effective Date is $750,000,000.

“Fee Letter” means (a) that certain engagement and fee letter dated as of June 10, 2010 among the Borrower, Wells Fargo, and the Co-Lead Arrangers and (b) that certain engagement and fee letter dated as of June 24, 2011 among the Borrower, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC.

(c) Section 2.15 of the Credit Agreement is hereby replaced in its entirety with the following:

Section 2.15 Reserved.

(d) Section 5.8(a) of the Credit Agreement is hereby amended by replacing the reference to “…Domestic Restricted Subsidiary…” found in clause (ii) therein with a reference to “…Domestic Restricted Subsidiary and First Tier Foreign Subsidiary….”

(e) Section 6.1 of the Credit Agreement is hereby amended by replacing the reference to “$700,000,000” found in clause (k) therein with a reference to “$750,000,000”.

(f) Section 6.3 of the Credit Agreement is hereby amended by replacing clause (n) found therein in its entirety with the following:

(n) Investments in the form of Equity Interests, including the purchase or acquisition thereof and capital contributions in connection therewith, made by the Restricted Entities in or to Foreign Restricted Subsidiaries; provided that, (i) such Investments are made for general corporate purposes or to fund a Permitted Acquisition, (ii) the aggregate amount of such Investments permitted under this clause (n) shall not exceed $150,000,000 (other than as a result of appreciation), and (iii) such Investments shall be subject to the limitation in Section 6.3(d)(ii) above); and

(g) Section 6.4 of the Credit Agreement is hereby amended by replacing clause (b) found therein in its entirety with the following:

(b) an Acquisition that meets each of the following conditions: (i) no Default exists both before and after giving effect to such Acquisition; (ii) both before and after giving effect to such Acquisition, Availability is greater than or equal to the Required Liquidity Amount; and (iii)

either (A) no more than 65% of the total consideration for such Acquisition will be funded with Advances or (B) after giving effect to such Acquisition, the Borrower’s pro forma Leverage Ratio is less than (1) 3.25 to 1.00 for any period ending on or prior to December 31, 2011, (2) 3.00 to 1.00 for any period ending after December 31, 2011 but on or prior to December 31, 2012, (3) 2.75 to 1.00 for any period ending after December 31, 2012 but on or prior to December 31, 2013, and (4) 2.50 to 1.00 for any period ending after December 31, 2013, and the Borrower has delivered to the Administrative Agent a compliance certificate evidencing such pro forma compliance duly executed by a Responsible Officer of the Borrower.

(h) Section 6.18 of the Credit Agreement is hereby replaced in its entirety with the following:

Section 6.18 Leverage Ratio. Borrower shall not permit the Leverage Ratio as of the last day of each fiscal quarter, commencing with the quarter ending September 30, 2010, to be more than (a) 3.75 to 1.00 for each fiscal quarter ending on or prior to December 31, 2011, (b) 3.50 to 1.00 for each fiscal quarter ending after December 31, 2011 but on or prior to December 31, 2012, (c) 3.25 to 1.00 for each fiscal quarter ending after December 31, 2012 but on or prior to December 31, 2013, and (d) 3.00 to 1.00 for each fiscal quarter ending after December 31, 2013.

(i) Schedule II to the Credit Agreement is hereby deleted and replaced in its entirety with the Schedule II attached to this Agreement.

(j) Exhibit B to the Credit Agreement is hereby deleted and replaced in its entirety with the Exhibit B attached to this Agreement.

Section 4. Representations and Warranties. Each Credit Party represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate, partnership, or limited liability company power, as applicable, and authority of such Credit Party and have been duly authorized by appropriate governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Documents are valid and subsisting and secure the Secured Obligations.

Section 5. Effects of Non-Pro Rata Increase.

(a) On the Effective Date, the Borrower shall prepay any outstanding Revolving Advances to the extent necessary to keep the outstanding Revolving Advances ratable to reflect the revised Pro Rata Shares of the Lenders arising as a result of the increase in the Commitments effected hereby. Each Lender is deemed to have made, on the Effective Date, a Base Rate Advance in an amount equal to its Pro

Rata Share (after giving effect to the increases in Commitments effected hereby) of the aggregate outstanding amount of the Revolving Advances (prior to giving effect to the prepayment required under this clause (a)). With the proceeds of such Base Rate Advances, the Borrower is deemed to have made the mandatory prepayments required under this clause (a).

(b) Effective as of the Effective Date, each Lender’s participation in Letter of Credit Obligations or Swing Line Advances shall be automatically adjusted and revised to account for such Lender’s new Pro Rata Share (after giving effect to the increases in the Commitments effected hereby).

Section 6. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received the following, duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent:

(i) this Agreement, new Notes to the extent requested by the Lenders, reflecting the Commitments set forth on Schedule II attached hereto, and the engagement and fee letter among the Borrower, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and J.P. Morgan Securities LLC.

(ii) a secretary’s certificate from the Borrower certifying (A) updated incumbencies of authorized officers, (B) authorizing resolutions for this Agreement and the increase in the Commitments and (C) either updated organizational documents or a certification that the organizational documents delivered on the original closing date of the Credit Agreement have not been amended and are in full force and effect;

(iii) certificates of good standing and existence for each Credit Party, in each state in which each such Person is organized, which certificate shall be dated a date not sooner than 30 days prior to Effective Date;

(iv) executed copies, certified by an authorized officer of the Borrower, of the Purchase and Sale Agreement among Davis-Lynch Holding Co., Inc., as seller, Carl A. Davis as shareholder, and the Borrower (the “Davis Lynch PSA”);

(v) a legal opinion of Vinson & Elkins LLP, as outside counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent; and

(vi) such other documents and agreements, as the Administrative Agent may reasonably request.

(b) Payment of Fees. The Borrower shall have paid the fees and expenses required to be paid as of or on the Effective Date by Section 9.1 of the Credit Agreement to the extent invoiced prior to the Effective Date or any other provision of a Credit Document, including the Fee Letter (as such term is amended hereby).

(c) Material Adverse Change. No event or circumstance that could reasonably be expected to result in a Material Adverse Change shall have occurred.

(d) Davis- Lynch Acquisition Termination. As of the Effective Date, the Borrower shall have no intention to terminate the Davis Lynch PSA, and shall not have received any notice of termination or intention to terminate the Davis Lynch PSA from any other party thereto.

(e) Officer’s Certificate. The Administrative Agent shall have received a certificate of an authorized officer of the Borrower certifying (i) both before and after giving effect to the increase in the Commitments effected hereby, no Default has occurred and is continuing, (ii) all representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), unless such representation or warranty relates to an earlier date which remains true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), (iii) the pro forma compliance with the covenants in Sections 6.17, 6.18 and 6.19 of the Credit Agreement, as amended hereby, after giving effect to increase in the Commitments effected hereby, and (iv) all conditions set forth in this Section 6 have been met.

Section 7. Acknowledgments and Agreements.

(a) Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) Borrower, each Guarantor, Administrative Agent, each Issuing Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(c) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents as amended by this Agreement.

(d) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(e) Notwithstanding the three Business Days advance notice requirement set forth in Section 2.4(a)(i) and Section 2.4(b)(ii) of the Credit Agreement, the parties hereto agree that (i) as to any Notice of Borrowing for Eurodollar Advances to be funded on Friday, July 1, 2011, the Borrower may provide such Notice of Borrowing as late as 12:00 noon (Houston, Texas time) on Wednesday, June 29, 2011, and (ii) as to any Notice of Continuation or Conversion for Advances to be converted into Eurodollar Advances on Friday, July 1, 2011, the Borrower may provide such Notice of Continuation or Conversion as late as 12:00 noon (Houston, Texas time) on Wednesday, June 29, 2011.

Section 8. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this

Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 12. Governing Law. This Agreement shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, applicable to contracts made and to be performed entirely within such state, including without regard to conflicts of laws principles.

Section 13. Submission to Jurisdiction. EACH PARTY TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE CREDIT AGREEMENT, THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY OTHER PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 14. Waiver of Venue. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT, IN ANY COURT REFERRED TO IN SECTION 13 ABOVE. EACH OF THE PARTIES HERETO HEREBY AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE CREDIT AGREEMENT AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 15. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.

BORROWER:

FORUM ENERGY TECHNOLOGIES, INC.

By:	/s/ James W. Harris
Name:	James W. Harris
Title:	Senior Vice President and Chief Financial Officer

GUARANTORS

ALLIED PRODUCTION SERVICES, INC.
ALLIED PRODUCTION SOLUTIONS GP, LLC
CERTIFIED TECHNICAL SERVICES, L.P.
FORUM INTERNATIONAL HOLDINGS, INC.
FORUM US, INC.
(f/k/a Forum Oilfield Technologies US, Inc.)
SUBSEA SERVICES INTERNATIONAL, INC.
TGH (US) INC.
TRITON GROUP HOLDINGS LLC

By:	/s/ James W. Harris
James W. Harris
Vice President and Secretary

A.B.Z. MANUFACTURING, INC.
GLOBAL FLOW EQUPMENT, INC.
GLOBAL FLOW TECHNOLOGIES, INC.
QUADRANT VALVE & ACTUATOR, L.L.C.
Z EXPLORATIONS, INC.
Z RESOURCES, INC.
ZY-TECH GLOBAL INDUSTRIES, INC.

By:	/s/ Greg O’Brien
Name:	Greg O’Brien
Title:	Secretary

WOOD FLOWLINE PRODUCTS, L.L.C.
PHOINIX GLOBAL, LLC

By:	/s/ James W. Harris
Name:	James W. Harris
Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
as Administrative Agent, Swing Line Lender,
Issuing Lender, and Lender

By:	/s/ T. Alan Smith
Name:	T. Alan Smith
Title:	Managing Director

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

JPMORGAN CHASE BANK, N.A.
as an Issuing Lender, a Lender and a Swing Line Lender

By:	/s/ Thomas Okamoto
Name:	Thomas Okamoto
Title:	Authorized Officer

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

BANK OF AMERICA, N.A.
as an Issuing Lender and a Lender

By:	/s/ David A. Batson
Name:	David A. Batson
Title:	Senior Vice President

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

CITIBANK, N.A.
as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Director

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

AMEGY BANK NATIONAL ASSOCIATION
as a Lender and a Swing Line Lender

By:	/s/ Kenyatta B. Gibbs
Name:	Kenyatta B. Gibbs
Title:	Vice President

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

HSBC BANK USA, N.A.
as a Lender

By:	/s/ Bruce Robinson
Name:	Bruce Robinson
Title:	Vice President

By:	/s/ Koby West
Name:	Koby West
Title:	Assistant Vice President

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

Signature page to Agreement and Amendment No. 1 to Credit Agreement

(Forum Energy Technologies, Inc.)

SCHEDULE II

Commitments, Contact Information

ADMINISTRATIVE AGENT/ISSUING LENDER/SWING LINE LENDER

Wells Fargo Bank, National Association	Address:	1525 W WT Harris Blvd.
Mail Code NC0680
Charlotte, NC 28262
	Attn:	Syndication/Agency Services
	Telephone:	(704) 590 2760
	Facsimile:	(704) 590 2790

with a copy to:
	Address:	1000 Louisiana, 9th Floor
MAC T5002-090
Houston, Texas 77002
	Attn:	J.C. Hernandez
	Telephone:	713-319-1913
	Facsimile:	713-739-1087

CREDIT PARTIES

Borrower/Guarantors	Address for Notices:
920 Memorial City Way, Suite 800
Houston, TX 77040
	Attn:	James Harris
	Telephone:	713-351-7999
	Facsimile:	713-351-7997

Lender	Commitment
Wells Fargo Bank, National Association	$126,666,667
JPMorgan Chase Bank, N.A.	$126,666,667
Bank of America, N.A.	$126,666,667
Citibank, N.A.	$110,000,000
Deustche Bank Trust Company Americas	$100,000,000
Amegy Bank National Association	$60,000,000
HSBC Bank USA, N.A.	$66,666,666
Credit Suisse AG, Cayman Islands Branch	$33,333,333
TOTAL:	$750,000,000

Schedule II

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

FOR THE PERIOD FROM                    , 201   TO                    , 201

This certificate dated as of                     ,             is prepared pursuant to the Credit Agreement dated as of August 2, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Forum Energy Technologies, Inc., a Delaware corporation (“Borrower”), the lenders party thereto from time to time (the “Lenders”), the Issuing Lenders (as defined in the Credit Agreement) and Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the “Administrative Agent”) and as a swing line lender. Unless otherwise defined in this certificate, capitalized terms that are defined in the Credit Agreement shall have the meanings assigned to them by the Credit Agreement.

The undersigned, on behalf of the Borrower, certifies that:

(a) all of the representations and warranties made by any Credit Party or any officer of any Credit Party contained in the Credit Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as if made on this date, except that any representation and warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) only as of such specified date;

(b) attached hereto in Schedule A is a reasonably detailed spreadsheet reflecting the calculations of, as of the date and for the periods covered by this certificate, Balance Sheet Debt, Borrower’s consolidated Total Capitalization, Funded Debt, Adjusted EBITDA, Borrower’s consolidated EBITDA, Borrower’s consolidated Interest Expense, Capital Expenditures expended by Borrower or any Restricted Subsidiary and Equity Funded Capital Expenditures;

[(c) no Default or Event of Default has occurred or is continuing as of the date hereof; and]

—or—

[(c) the following Default[s] or Event[s] of Default exist[s] as of the date hereof, if any, and the actions set forth below are being taken to remedy such circumstances:

; and]

(d) as of the date hereof for the periods set forth below the following statements, amounts, and calculations included herein and in Schedule A, were true and correct in all material respects:

Exhibit B – Form of Compliance Certificate

I.	Section 6.17 Total Capitalization Ratio.1 :

(a) All Balance Sheet Debt as of the last day of such fiscal quarter	$

(b) Borrower’s consolidated Total Capitalization as of the last day of such fiscal quarter	$

(c) Capitalization Ratio = (a) divided by (b)

Maximum Capitalization Ratio Covenant =	0.65 to 1.00

Compliance	Yes No

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Compliance Certificate continues on following pages.]

1	Calculated as of the last day of each fiscal quarter.

Exhibit B – Form of Compliance Certificate

[use this page for Compliance Certificate delivered for fiscal quarter ending June 30, 2011]

II. Section 6.18 Leverage Ratio for fiscal quarter ending June 30, 2011 –

(a) Funded Debt as of the last day of such fiscal quarter	$

(b) Subject Companies’ combined (but not duplicative) consolidated EBITDA* for the period from July 1, 2010 to the Effective Date	$

(c) Borrower’s consolidated EBITDA* for the period from the Effective Date to September 30, 2010	$

(d) Borrower’s consolidated EBITDA* for the three fiscal quarter period ending June 30, 2011	$

(e) Adjusted EBITDA* = (b) + (c) + (d) =	$

Leverage Ratio = (a) to (e) =

Maximum Leverage Ratio	3.75 to 1.00

Compliance	Yes No

III. Section 6.19 Interest Coverage Ratio for fiscal quarter ending June 30, 2011 -

(a) Adjusted EBITDA (See II.(e) above) =	$

(b) Borrower’s consolidated Interest Expense for the four fiscal quarter period then ended =	$

Interest Coverage Ratio =
(a) to (b) =

Minimum Interest Coverage Ratio	3.00 to 1.00

Compliance	Yes No

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Compliance Certificate continues on following pages.]

*	In accordance with the Credit Agreement, EBITDA shall be subject to pro forma adjustments for Acquisitions and Nonordinary Course Asset Sales assuming that such transactions had occurred on the first day of the determination period, which adjustments shall be made in accordance with the guidelines for pro forma presentations set forth by the SEC or in a manner otherwise reasonably acceptable to the Administrative Agent.

Exhibit B – Form of Compliance Certificate

[use this page for Compliance Certificate delivered for fiscal quarters ending on or after

September 30, 2011]

II. Section 6.18 Leverage Ratio for fiscal quarter ending on or after September 30, 2011–

(a) Funded Debt as of the last day of such fiscal quarter	$

(b) Borrower’s consolidated EBITDA* for the four fiscal quarter period then ended	$

Leverage Ratio = (a) to (b) =

Maximum Leverage Ratio	[3.75 to 1.00][3.50 to 1.00]

[3.25 to 1.00][3.00 to 1.00]**

Compliance	Yes No

III. Section 6.19 Interest Coverage Ratio for fiscal quarter ending on or after September 30, 2011-

(a) EBITDA (See II.(b) above) =	$

(b) Borrower’s consolidated Interest Expense for the four fiscal quarter period then ended =	$

Interest Coverage Ratio =
(a) to (b) =

Minimum Interest Coverage Ratio	3.00 to 1.00

Compliance	Yes No

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Compliance Certificate continues on following pages.]

*	In accordance with the Credit Agreement, EBITDA shall be subject to pro forma adjustments for Acquisitions and Nonordinary Course Asset Sales assuming that such transactions had occurred on the first day of the determination period, which adjustments shall be made in accordance with the guidelines for pro forma presentations set forth by the SEC or in a manner otherwise reasonably acceptable to the Administrative Agent.
**	Use (a) 3.75 to 1.00 for fiscal quarters ending on September 30, 2011 and December 31, 2011, (b) 3.50 to 1.00 for each fiscal quarter ending after December 31, 2011 but on or prior to December 31, 2012, (c) 3.25 to 1.00 for each fiscal quarter ending after December 31, 2012 but on or prior to December 31, 2013, and (d) 3.00 to 1.00 for each fiscal quarter ending after December 31, 2013.

Exhibit B – Form of Compliance Certificate

V. Section 6.20 Capital Expenditures:***

(a) Capital Expenditures expended by the Borrower or any Restricted Subsidiary for the fiscal year ended immediately prior to the date hereof**** =	$

(b) Equity Funded Capital Expenditures for the fiscal year ended immediately prior to the date hereof =	$

(c) Borrower’s consolidated EBITDA* for the fiscal year ended immediately prior to the date hereof**** =	$

(d) 50% of IV(c) =	$

Capital Expenditure Covenant:	[(a) – (b)] < (d)

Compliance	Yes No

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate as of                             ,             .

FORUM ENERGY TECHNOLOGIES, INC.

By:
Name:
Title:

***	Only calculated for the compliance certificate delivered with the year end financials.
****	With respect to any Restricted Subsidiary acquired during the fiscal year, calculated for the portion of such fiscal year that such Restricted Subsidiary was a Restricted Subsidiary.
*	In accordance with the Credit Agreement, EBITDA shall be subject to pro forma adjustments for Acquisitions and Nonordinary Course Asset Sales assuming that such transactions had occurred on the first day of the determination period, which adjustments shall be made in accordance with the guidelines for pro forma presentations set forth by the SEC or in a manner otherwise reasonably acceptable to the Administrative Agent.

Exhibit B – Form of Compliance Certificate